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                           CASH COLLATERAL AGREEMENT

     This CASH COLLATERAL AGREEMENT (this "Agreement") dated as of June 30, 1995, is made by and among THE TOPPS COMPANY, INC., a Delaware corporation (the "Pledgor"), and NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS), a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                             W I T N E S S E T H:

     WHEREAS, the Pledgor, the Agent and the Lenders have entered into a Credit Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified the "Credit Agreement") pursuant to which the Lenders have agreed to make certain credit facilities available to the Borrower and to issue certain Letters of Credit;

     WHEREAS, Section 2.7 of the Credit Agreement provides that the Borrower may deposit with the Agent the amount of certain mandatory prepayments under the Credit Agreement as cash collateral for the Borrower's Obligations in order to avoid certain prepayment costs associated with Eurodollar Rate Loans (the "Prepayment Cash Collateral");

     WHEREAS, Section 11.1 of the Credit Agreement provides, under certain circumstances, that the Agent may require the deposit of cash collateral as security for future drawings and Reimbursement Obligations under outstanding Letters of Credit (the "LC Cash Collateral");

     WHEREAS, as a condition precedent to the Lenders' obligations to make Advances and to issue or purchase participations in Letters of Credit under the Credit Agreement, Pledgor is required to execute and deliver to the Agent a copy of this Agreement on or before the Closing Date;

     NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants contained herein, Pledgor and the Agent hereby agree as follows:

     Section 1. The following capitalized terms used in this Agreement shall have the following meanings notwithstanding any definition thereof in the Credit Agreement:

     "Collateral" means (a) all funds consisting of Prepayment Cash Collateral or LC Cash Collateral from time to time on deposit in




















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the Cash  Collateral Account;  (b) all  Investments and  all certificates and instruments from time to time representing or evidencing such Investments; (c) all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of Pledgor in substitution for or in addition to any or all of the Collateral described in clause (a) or (b) above; (d) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral described in clause (a), (b) or (c) above; and (e) to the extent not covered by clauses (a) through (d) above, all proceeds of any or all of the foregoing Collateral.

     "Investments" means those investments, if any, of cash held in the Cash Collateral made by the Agent pursuant to Section 5 hereof.

        "Cash Collateral Account" means the cash collateral account established and maintained pursuant to Section 2 hereof.

     "Secured Obligations" means (i) all Obligations of Pledgor now existing or hereafter arising under or in respect of the Credit Agreement, any Letter of Credit, the other Loan Documents or any Hedging Agreements among the Borrower and any Lender and (ii) without duplication, all obligations of Pledgor now or hereafter existing under or in respect of this Agreement, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations contained in this Agreement.

     Section 2.  Cash Collateral Account.

          (i) Agent has established and shall maintain at the offices of the Agent at 100 North Tryon Street, Charlotte, North Carolina, in the name of the Agent and under the sole dominion and control of the Agent, a cash collateral account designated as NationsBank/Topps Cash Collateral Account, Account No. 001117803 (the "Cash Collateral Account").

         (ii) Funds shall be deposited into the Cash Collateral Account (a) with respect to Prepayment Cash Collateral, at the sole election of the Pledgor from time to time on or before the due date of any mandatory prepayment under the Credit Agreement and (b) with respect to LC Cash Collateral, upon the direction of the Agent in accordance with Section
     11.1 of the Credit Agreement.

        (iii) Interest and other income (but not any principal) received in respect of Investments of any amounts deposited in the Cash Collateral Account pursuant to clause (ii) of this Section 2 shall be delivered by the Agent to Pledgor on the




















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last Business  Day of each  calendar month; provided, however,  that the Agent shall not deliver to Pledgor any such interest or other income if an Event of Default has occurred and is continuing or, with respect to LC Cash Collateral only, there remain outstanding any Secured Obligations which have not been indefeasibly paid in full in cash.

         (iv) The principal portion of any Prepayment Cash Collateral shall be paid out of the Cash Collateral Account without notice to or instruction from the Borrower in amounts equal to and at the times corresponding to the end of an Interest Period for each Eurodollar Segment of the Term Loan in respect of which such deposit was made occurring after the date of deposit of such Collateral. Such amounts so disbursed from the Cash Collateral Account shall be automatically applied by the Agent on behalf of the Borrower to repay each applicable Eurodollar Segment of the Term Loan having its Interest Period expire on such date.

         (v) Upon a drawing under any Letter of Credit in respect of LC Cash Collateral that has been delivered to the Agent pursuant hereto, the Agent shall apply such amounts to reimburse the Issuing Bank for the amount of such drawing. The Pledgor shall not have the right to receive any principal portion of the LC Cash Collateral except in accordance with
     Section 17 below.

     Section 3. Pledge; Security for Secured Obligations. Pledgor hereby pledges to the Agent for the benefit of the Lenders a first priority lien and security interest in the Collateral, as collateral security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations.

     Section 4. Delivery of Collateral. The Collateral shall be delivered to the Agent, for the benefit of the Lenders, in the form of immediately available funds.

     Section 5.  Investing of Amounts  in the Cash Collateral Account; Amounts
held  by the Agent.   Cash held  by the Agent  in the  Cash Collateral Account
shall be invested only as provided in this Section 5.

          (i) Except as otherwise provided in Section 12 hereof, any funds on deposit in the Cash Collateral Account shall be invested by the Agent so long as no Event of Default shall have occurred and be continuing, in Eligible Securities,





















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     provided  that the  Agent  shall maintain  at all  times a  perfected security interest in such Collateral.

         (ii) The Agent is hereby authorized to sell or otherwise dispose of, and shall sell or otherwise dispose of, all or any designated part of the Collateral if such sale or disposition is necessary to permit the Agent to exercise its rights or perform its duties hereunder or under the Credit Agreement. The Agent shall have no responsibility for any loss in the value of the Collateral resulting from a fluctuation in interest rates or otherwise. Any interest, dividends or other distribution, yield or return received or paid on securities constituting part of the Collateral and the net proceeds of the sale or payment of any such securities shall be held in the Cash Collateral Account by the Agent.

     Section 6. Representations and Warranties. In addition to its representations and warranties made pursuant to the Credit Agreement, Pledgor represents and warrants to the Agent that the following statements are true, correct and complete:

          (i) Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien except for the lien and security interest created by this Agreement;

         (ii) The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

     Section 7. Further Assurances. Pledgor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver to the Agent any further instruments and documents, and take any further actions, that may be necessary or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     Section 8.  Transfers  and Other Liens.  Pledgor agrees  that it will not
(a) sell or otherwise dispose of any of the Collateral or any interest therein, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the lien and security interest created by this Agreement.

     Section 9. The Agent Appointed Attorney-in Fact. Pledgor hereby appoints the Agent as its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Agent's reasonable discretion to take any action and to execute any instrument which the Agent may reasonably deem necessary or advisable to accomplish



















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the purposes  of the  Agreement,  including, without  limitation, to  receive, endorse and collect all instruments made payable to Pledgor representing any payment, dividend, or other distribution, yield or return in respect of the Collateral or any part thereof and to give full discharge for the same. In performing its functions and duties under this Agreement, the Agent shall act solely for the Lenders, and the Agent has not assumed nor shall be deemed to have assumed any obligation towards or relationship of agency or trust with or for Pledgor.

     Section 10. The Agent May Perform. If Pledgor fails to perform any agreement contained herein, after notice to Pledgor, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Pledgor under
Section 13 hereof.

     Section 11. Standard of Care; No Responsibility For Certain Matters. In dealing with the Collateral in its possession, the Agent shall exercise the same care which it would exercise in dealing with its own property of a similar nature, but it shall not be responsible for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (b) taking any steps to preserve rights against any parties with respect to any Collateral (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral), (c) the collection of any proceeds, (d) any loss resulting from Investments made pursuant to Section 5 hereof, or (e) determining (x) the correctness of any statement or calculation made by Pledgor in any written or telex (tested or otherwise) instructions, or (y) whether any deposit in the Cash Collateral Account is proper.

     Section 12. Remedies upon Event of Default; Application of Proceeds. If any Event of Default shall have occurred and be continuing:

          (i) The Agent may and shall at the request of the Required Lenders exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or in the Credit Agreement or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") as in effect in the State of North Carolina at that time, and the Agent may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices, and upon such other terms as the Agent may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by





















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     law,  at least ten (10) days'  notice to Pledgor of the  time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (ii) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or part of the Collateral shall be applied (after payment of any amounts payable to the Agent pursuant to Section 13 hereof) by the Agent in accordance with Section 11.5 of the Credit Agreement.

     Section 13. Expenses. In addition to any payments of expenses of the Agent pursuant to the Credit Agreement or the other Loan Documents, Pledgor agrees to pay promptly to the Agent all the costs and reasonable expenses, including reasonable attorneys fees and expenses, which the Agent may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Agent hereunder, or (c) the failure by Pledgor to perform or observe any of the provisions hereof.

     Section 14. No Delay's Waiver, etc. No delay or failure on the part of the Agent in exercising, and no course of dealing with respect to, any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

     Section 15. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by Pledgor therefrom, shall in any event be effective without the written concurrence of the Agent.

     Section 16. Notices. Except as otherwise specifically provided herein, all notices which are to be sent to Pledgor or the Agent shall be given in accordance with the Credit Agreement.

     Section 17. Continuing Security Interest; Termination. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until all Secured Obligations (other than Secured Obligations in the nature of continuing indemnities or expense reimbursement obligations not




















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yet  due and payable) shall  have been indefeasibly paid in  full in cash, and the Credit Agreement shall have terminated. Upon the indefeasible payment in full in cash of the Secured Obligations and all other payments required under
Section 13.10 of the Credit Agreement and the cancellation or expiration of all Letters of Credit and termination or expiration of all commitments and other obligations of the Issuing Bank to issue any Letters of Credit, Pledgor shall be entitled, subject to the provisions of Section 12 hereof, to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     Section 18. Governing Law; Waivers of Trial by Jury, Etc.

          (a)  THIS  AGREEMENT  SHALL   BE  GOVERNED  BY,  AND   CONSTRUED  IN
     ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

          (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c)  EACH  PARTY AGREES  THAT  SERVICE OF  PROCESS  MAY  BE MADE  BY
     PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN
     SECTION 13.3 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

          (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR






















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     HEREAFTER, BY REASON OF  ITS PRESENT OR FUTURE DOMICILE, OR  OTHERWISE,
     MAY BE AVAILABLE TO IT.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 19. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, promises, and agreements by or on behalf of Pledgor or by and on behalf of the Agent shall bind and inure to the benefit of the successors and assigns of Pledgor and the Agent.

     Section 20.  Execution in Counterparts.   This Agreement may be  executed
in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. Pledgor and the Agent hereby acknowledge receipt of a true, correct, and complete counterpart of this Agreement.

     Section 21. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section  22.   Headings.   This  section headings  in this  Agreement are
inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.


                        [signatures on following page]



























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     IN  WITNESS WHEREOF, Pledgor and the  Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                         THE TOPPS COMPANY, INC.


                         By: /s/ John Perillo
                         Name:  John Perillo
                         Title: Vice President - Operations




                         NATIONSBANK, NATIONAL ASSOCIATION
                         (CAROLINAS), as Agent for the Lenders


                         By: /s/ Christopher C. Browder
                         Name:  Christopher C. Browder
                         Title: Senior Vice President